SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ALTERNATIVE FUNDS
WELLS FARGO COREBUILDER SHARES
WELLS FARGO FIXED INCOME FUNDS
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
WELLS FARGO MONEY MARKET FUNDS
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE RETIREMENT FUNDS
WELLS FARGO U.S. EQUITY FUNDS
WELLS FARGO VARIABLE TRUST FUNDS
(Each a “Fund”, together the “Funds”)

I. Transaction closing and new descriptions of Investment Manager and Sub-advisor(s) (For all Funds)
Today, the previously announced transaction to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC (“GTCR”) and Reverence Capital Partners, L.P. (“Reverence Capital Partners”) closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Funds changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Funds, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain Funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Funds’ principal underwriter.

Effective with the aforementioned name changes, the following disclosures replace the descriptions of the manager and sub-adviser(s) for each Fund as applicable included in the section entitled “Management and Other Service Providers”:

Manager and Class-Level Administrator
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager and class-level administrator for the Funds.

Sub-Adviser
Allspring Funds Management has engaged Allspring Global Investments, LLC (“Allspring Global” or the “Sub-Adviser”), a wholly owned subsidiary of Allspring Global Investments Holdings, LLC and an affiliate of Allspring Funds Management, to serve as investment sub-adviser to certain Funds.

Allspring Funds Management has engaged Allspring Global Investments (UK) Limited (“Allspring UK” or the “Sub-Adviser”), a wholly owned subsidiary of Allspring Global Investments Holdings, LLC and an affiliated of Allspring Funds Management, to serve as investment sub-adviser to certain Funds.

II. Fund Officers (For all Funds)
The table providing detailed information relating to each Fund’s Officers included in the section entitled “Trustees and Officers” is replaced with the following:

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer[2]
OFFICERS

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer[2]
Andrew Owen (Born 1960)	President, since 2017

President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)

Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Katherine McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021

Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.

Matthew Prasse (Born 1983)	Secretary, since 2021

Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1.	Length of service dates reflect the Officer’s commencement of service with the Trust’s predecessor entities, where applicable.
2.	For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

III. Wells Capital Management Singapore (For Heritage Money Market Fund and Money Market Fund)
With the closing of the transaction, each Fund’s sub-advisory agreement with Wells Capital Management Singapore has terminated. All references to Wells Capital Management Singapore are hereby removed.

IV. Additional Purchase and Redemption Information
Effective immediately, the following additional purchase privileges are added:

Reduced Sales Charges for Employees of Wells Fargo & Company. Current and retired employees, directors/trustees and officers of Wells Fargo & Company and its affiliates, including family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing, that have accounts opened directly on the books of the Funds’ transfer agent prior to November 1, 2021, may purchase Class A shares without a front-end sales charge.

Reduced Sales Charge for Certain IRA Accounts. Investors with IRA accounts as of November 1, 2021, that were opened with assets directly transferred from a qualified retirement plan using Wells Fargo Institutional Retirement Trust or another Wells Fargo affiliate for record keeping services may purchase Class A shares without a front-end sales charge. For such IRAs to qualify, a Wells Fargo-affiliated entity must hold the account directly on the books of the Funds’ transfer agent, and the services of another intermediary may not be utilized with respect to the IRA.

November 1, 2021